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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of the earliest event reported): November 24, 2004
                             ---------------------

                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

             New York                                      13-3326724
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                                     0-19019
                            (Commission File Number)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's telephone number, including area code)



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         James Goldfarb advised the Company that he had resigned as a director effective November 24, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 2004                     PRIMEDEX HEALTH SYSTEMS, INC.


                                            By:  /s/  Howard G. Berger, M.D.
                                               -----------------------------
                                                 Howard G. Berger, M.D.
                                                 President